Commitments and Contingencies	3 Months Ended
Sep. 30, 2017
Successor
Commitments and Contingencies

NOTE 10–COMMITMENTS AND CONTINGENCIES

Litigation

In the ordinary course of business, we may be or have been involved in legal proceedings from time to time. As of the date these financial statements were available to be issued, there are no material legal proceedings or filings against us.

Other Agreements

In conjunction with a lending arrangement for $100,000, entered into on May 11, 2015, we agreed to issue minimum monthly payments of $4,000 after the loan was paid in full and for the entire duration of the Company. We are expensing the $4,000 monthly payments as they are disbursed, subsequent to the payback of the initial funds borrowed, and we are currently committed to these monthly payments in perpetuity. During the six months ended September 30, 2017, we made six payments under this arrangement for $24,000.